Exhibit 99.1

Denali Capital Acquisition Corp. Announces Shareholder Approval of Extension of Deadline to Complete Business Combination

NEW YORK, NEW YORK, April 14, 2025 (GLOBE NEWSWIRE) -- Denali Capital Acquisition Corp. (NASDAQ:DECA) (the “Company”) announced today that on April 11, 2025, the Company’s shareholders voted in favor of approving amendments to the Company’s amended and restated memorandum and articles of association (the “Articles”) to extend the date by which the Company must consummate an initial business combination from April 11, 2025 to December 11, 2025 by electing to extend the date to consummate an initial business combination on a monthly basis for up to eight times by an additional one month each time (the “Extension”).

The Company also announced today that on April 11, 2025, the Company deposited into the Company’s trust account (the “Trust Account”) $874.78, representing the $0.02 per public share issued and outstanding that were not delivered for redemption in connection with the extraordinary general meeting. This deposit was funded via the Company’s existing convertible promissory note with a principal amount of up to $180,000 issued by the Company to Scilex Holding Company (Nasdaq: SCLX, “Scilex”), which bears no interest and is repayable on the earlier of the effective date of the consummation of the Company’s initial business combination or the date of the liquidation of the Company. Upon the closing of a business combination, the note is convertible, at Scilex’s discretion, into the Company’s Class A ordinary shares at a conversion price of $10.00 per share. Any future drawdowns of the remaining $ principal amount available under the convertible promissory note are expected to fund future one-month extensions as necessary to provide additional time for the Company to complete a business combination.

A Current Report on Form 8-K disclosing the full voting results will be filed with the U.S. Securities and Exchange Commission (the “SEC”).

About the Company

Denali Capital Acquisition Corp. is a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses or entities.

Participants in the Solicitation

The Company, its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Extension. Information regarding the Company’s directors and executive officers is available in its Annual Report on Form 10-K filed with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests are contained in the definitive proxy statement relating to the Shareholder Meeting (the “Definitive Proxy Statement”).

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

On March 27, 2025, the Company filed the Definitive Proxy Statement with the SEC in connection with its solicitation of proxies for the Shareholder Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or by directing a request to the Company’s proxy solicitor, Advantage Proxy, Inc., at P.O. Box 10904 Yakima, WA 98909, Toll-Free (877) 870-8565 or Collect (206) 870-8565, Email: ksmith@advantageproxy.com.

Forward-Looking Statements

This press release includes forward looking statements that involve risks and uncertainties. Forward-looking statements are subject to numerous conditions, risks and changes in circumstances, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Contact Info: 646-978-3133